EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

New Shire Holding Company Proposal

Basingstoke, UK and Philadelphia, US – 16 April 2008 – Shire plc (“Shire” or the “Company”) (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company, announces that further to yesterday’s announcement regarding Shire’s new holding company proposal, it will today post the Circular and associated documents to its shareholders.  A Prospectus, in relation to the ordinary shares in the new Shire holding company, to be called Shire Limited, has been published and both the Prospectus and Circular have been posted on the Company’s website: http://www.shire.com.

Copies of the Circular and Prospectus have been submitted to the UK Listing Authority and are available for inspection at the Document Viewing Facility, which is situated at The Financial Services Authority, 25 The North Colonnade, Canary Wharf, London E14 5HS, tel. +44 20 7066 1000.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252
Media	Jessica Mann (Rest of the World)	+44 1256 894 280
	Matthew Cabrey (North America)	+1 484 595 8248

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.  Shire believes that a

Registered in England 5492592  Registered Office as above

carefully selected portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.

This announcement does not constitute an offer or invitation to purchase securities.

Morgan Stanley & Co International plc is acting for Shire and Shire Limited and no one else in connection with the Proposals and will not be responsible to anyone other than Shire and Shire Limited for the protections afforded to its clients or for providing advice in relation to the Proposals or the content of this announcement.

THIS ANNOUNCEMENT DOES NOT CONSTITUTE AN INVITATION OR OFFER TO SELL OR THE SOLICITATION OF AN INVITATION OR OFFER TO BUY ANY SECURITY.  NONE OF THE SECURITIES REFERRED TO IN THIS ANNOUNCEMENT SHALL BE SOLD, ISSUED, EXCHANGED OR TRANSFERRED IN ANY JURISDICTION IN CONTRAVENTION OF APPLICABLE LAWS.

NOTICE TO UNITED STATES RESIDENTS

This announcement is not an offer of securities in the United States.

The Shire Limited ordinary shares to be issued in connection with the Proposals will not be, and are not required to be, registered with the US Securities and Exchange Commission under the US Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(10) thereof.

THE “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire’s results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with: the inherent uncertainty of pharmaceutical research; product development including, but not limited to, the successful development of JUVISTA® (Human TGFβ3) and velaglucerase alfa (GA-GCB); manufacturing and commercialization including, but not limited to, the establishment in the market of VYVANSE™(lisdexamfetamine dimesylate) (Attention Deficit and Hyperactivity Disorder (“ADHD”)); the impact of competitive products including, but not limited to, the impact of those on Shire’s ADHD franchise; patents including, but not limited to, legal challenges relating to Shire’s ADHD franchise; government regulation and approval including, but not limited to, the expected product approval date of INTUNIV™ (guanfacine extended release) (ADHD); Shire’s ability to secure new products for commercialization and/or development; and other risks and uncertainties detailed from time to time in Shire plc’s filings with the Securities and Exchange Commission, particularly Shire plc’s Annual Report on Form 10-K for the year ended December 31, 2007.

Registered in England 5492592  Registered Office as above